SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to ss.240.1a-11(c) or ss.240.1a-12


                               Kaneb Services LLC
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               Kaneb Services LLC
                -------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

 [X ]    No filing fee required.
 [  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          1)   Title of each class of securities to which  transaction  applies:
               N/A

          2)   Aggregate number of securities to which transaction applies: N/A

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing is calculated and state how it was determined): N/A

          4)   Proposed maximum aggregate value of transaction: N/A

          5)   Total fee paid

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if  any  part of  the fee is  offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount previously paid: N/A

          2)   Form, Schedule or Registration Statement No.: N/A

          3)   Filing Party: N/A

          4)   Date Filed: N/A

                               KANEB SERVICES LLC
                          2435 North Central Expressway
                             Richardson, Texas 75080

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 25, 2004



To the Shareholders of  Kaneb Services LLC:

     Notice is hereby given that the Annual Meeting of Shareholders of Kaneb Services LLC, a Delaware limited liability company (the "Company"), will be held at 888 East Tahquitz Canyon Way, Palm Springs, California 92262, at 8:00 A.M., Pacific time, on May 25, 2004, for the following purposes:

(1)  to elect three members to the Board of Directors; and

(2) to transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on April 23, 2004, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     Shareholders are cordially invited to attend the meeting in person. Those who will not attend and who wish that their shares be voted are requested to sign, date and promptly mail the enclosed proxy in the enclosed stamped return envelope.

                                         By Order of the Board of Directors



                                         Howard C.  Wadsworth
                                         Vice President, Treasurer and Secretary


Richardson, Texas
April 23, 2004

              WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING,
                    YOU ARE URGED TO SIGN, DATE AND MAIL THE
                   ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND
                  THE MEETING, YOU CAN VOTE EITHER IN PERSON OR
                                 BY YOUR PROXY.

                                KANEB SERVICES LLC
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 25, 2004
                       ----------------------------------
                    SOLICITATION AND REVOCABILITY OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies of the holders of the Common Shares (the "Common Shares") of Kaneb Services LLC (the "Company" or "Kaneb") on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on May 25, 2004, at 888 East Tahquitz Canyon Way, Palm Springs, California 92262, at 8:00 A.M., Pacific time, or at any adjournment of such meeting. Copies of the accompanying Notice of Annual Meeting of Shareholders (the "Notice"), Proxy Statement and Form of Proxy are being mailed to shareholders on or about April 30, 2004.

     A proxy that has been received by the Company may be revoked by the shareholder giving such proxy at any time before it is exercised. However, mere attendance at the meeting by the shareholder will not itself have the effect of revoking the proxy. A shareholder may revoke their proxy by notification in writing (or in person, if they attend the meeting) given to Howard C. Wadsworth, Vice President, Treasurer and Secretary, Kaneb Services LLC, 2435 North Central Expressway, Suite 700, Richardson, Texas 75080, or by proper execution of a proxy bearing a later date. A proxy in the accompanying form, when properly executed and returned, will be voted in accordance with the instructions contained therein. A proxy received by management which does not withhold authority to vote or on which no specification has been indicated will be voted in favor of the proposals set forth in the proxy.

     The Company's principal executive offices are located at 2435 North Central Expressway, Richardson, Texas 75080, and its telephone number is (972) 699-4062.

     At the date of this Proxy Statement, the management of the Company does not know of any business to be presented by it at the meeting, other than as set forth in the Notice accompanying this Proxy Statement. If any other business should properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such business in accordance with the judgment of the persons named in the proxy.

             COMMON SHARES OUTSTANDING AND PRINCIPAL HOLDERS THEREOF

     On November 27, 2000, the Board of Directors of Kaneb Services, Inc. authorized the distribution of its pipeline, terminaling and product marketing businesses (the "Distribution") to its stockholders in the form of shares of a new limited liability company, Kaneb Services LLC. On June 29, 2001, the
Distribution was completed, with each stockholder of Kaneb Services, Inc. receiving one common share of the Company for each three shares of Kaneb
Services, Inc.'s common stock held on June 20, 2001, the record date for the Distribution, resulting in the distribution of 10.85 million shares of the Company. On August 7, 2001, the stockholders of Kaneb Services, Inc. approved an amendment to its certificate of incorporation to change its name to Xanser Corporation ("Xanser").

     The Board of Directors of the Company has fixed the close of business on April 23, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). At that date, there were outstanding 11,554,120 shares of the Company, and the holders of record on that date will be entitled to one vote for each share held by them for each proposition to be presented at the meeting.

     The following table sets forth information with respect to the Company's Common Shares owned of record or beneficially as of April 23, 2004, by all persons other than Directors and Named Executive Officers of the Company who own of record or are known by the Company to own beneficially more than 5% of such class of securities:

                     Name and Address                         Type of            Number         Percent
                      of Shareholder                         Ownership          of Shares      of Class
         ------------------------------------------          ----------         ---------      --------
         Barclays Global Investors NA                        Beneficial          586,678         5.10%
              and Barclays Global Fund Advisors (1)
         45 Fremont Street
         San Francisco, California 94105

(1)  The information included herein was obtained from information  contained in
     Schedule 13G, filed by the shareholder on February 13, 2004 with the Securities and Exchange Commission ("SEC"), pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").


                              ELECTION OF DIRECTORS

     The Company's Amended and Restated Limited Liability Company Agreement (the "Company Agreement") provides for classifications of its Board of Directors into three classes, with each class holding office for a three-year term. At the Annual Meeting of Shareholders of the Company, three Directors, constituting the original Class III Directors of the Board of Directors of the Company (the "Board"), are to be elected by the holders of Common Shares to hold office until the Annual Meeting of Shareholders held in 2007 and thereafter until their respective successors are elected and qualified. Each of the nominees proposed by the Board for election by the holders of Common Shares are incumbent Directors. Although the Board does not contemplate that any of the nominees will be unable to serve, if such should occur prior to the meeting, proxies which do not withhold authority to vote for Directors will be voted for a substitute selected by the Board.

     The enclosed form of proxy provides a means for shareholders to vote for the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Each properly executed proxy received in advance of the commencement of the meeting will be voted as specified therein. If a shareholder does not specify otherwise, the shares represented by their proxy will be voted for the nominees listed therein or as noted above for other nominees selected by the Board. Unless a shareholder who withholds authority votes in person at the meeting or votes by means of another proxy, the withholding of authority will have no effect upon the election of Directors because the Company Agreement provides that Directors are elected by a majority of the votes cast for the position at the meeting, or if there are more than two nominees for such position, a plurality of the votes cast. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of Directors. However, the shares held by each shareholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.


                               BOARD OF DIRECTORS

Nominees for Directors

     The following table sets forth: (i) the name and age of each nominee listed in the enclosed form of proxy, (ii) the principal occupation of such nominee and
(iii) the year during which such nominee first became a Director of the Company.

                                                                            First Year as
                                                                              Director
         Name                        Principal Occupation                  of the Company           Age
----------------------     -------------------------------------------    ---------------        ---------
Sangwoo Ahn                    Chairman of the Board                            2001                 65
                               Quaker Fabric Corporation (1)

John R.  Barnes                Chairman of the Board,                           2001                 59
                               President and Chief Executive
                               Officer of the Company (2)

Murray R.  Biles               Investments (3)                                  2001                 73


(1) Mr. Ahn, elected to the Company's initial Board of Directors, has served as Chairman of the Board of Quaker Fabric Corporation since 1993 and currently serves as a director of Xanser Corporation, Kaneb Pipe Line Company LLC and PAR Technology Corporation.

(2) Mr. Barnes, elected to the Company's initial Board of Directors, also serves as a director of Xanser Corporation and Kaneb Pipe Line Company LLC.

(3) Mr. Biles, is also a director of Kaneb Pipe Line Company LLC. Mr. Biles joined Kaneb Pipe Line Company LLC in November 1953 and served as President from January 1985 until his retirement in 1993.


Continuing Directors

     The following tables sets forth certain information with respect to the continuing Directors of the Company.

                                                                         First Year      Completion
                                                                         as Director    Year of Term
                                                                           of the      as Director of
         Name                     Principal Occupation                     Company       the Company      Age
------------------------   -------------------------------------------   ---------     -------------    ------
Frank M.  Burke            Chairman, Chief Executive Officer                 2001           2006          64
                           and Managing General Partner of
                           Burke, Mayborn Company, Ltd., a
                           private investment company (1)

Charles R.  Cox            Chairman of the Board and                         2001           2006          61
                           Chief Executive Officer of
                           WRS Infrastructure and
                           Environment, Inc., a
                           technical services company (2)

Hans Kessler               Chairman and Managing Director of KMB             2001           2005          54
                           Kessler + Partner GmbH, a private
                           management consulting company (3)

James R.  Whatley          Investments (4)                                   2001           2005          77


(1) Mr. Burke, elected to the Company's initial board of directors, has been Chairman, Chief Executive Officer and Managing General Partner of Burke, Mayborn Company, Ltd., a private investment company, for more than the past five years. Mr. Burke also currently serves as a director of Kaneb Pipe Line Company LLC, Xanser Corporation, Arch Coal, Inc., Dorchester Mineral Management, G.P. LLC, Crosstex Energy, Inc., and Crosstex Energy GP, LLC.

(2) Mr. Cox, elected to the Company's initial board of directors, has been Chairman of the Board and Chief Executive Officer of WRS Infrastructure and Environment, Inc., a technical services company, since March 2001. He served as a private business consultant following his retirement in January 1998, from Fluor Daniel, Inc., where he served in senior executive level positions during a 29 year career with that organization. Mr. Cox also currently serves as a director of Xanser Corporation and Kaneb Pipe Line Company LLC.

(3) Mr. Kessler, elected to the Company's initial board of directors, has served as Chairman and Managing Director of KMB Kessler + Partner GmbH since 1992. He was previously a Managing Director and Vice President of a European Division of Tyco International Ltd. Mr. Kessler also currently serves as a director of Xanser Corporation and of Kaneb Pipe Line Company LLC.

(4) Mr. Whatley, elected to the Company's initial board of directors, has served as a director of Xanser Corporation since 1956 and served as Chairman of the Board of Directors of Xanser Corporation from February 1981 until April 1989. Mr. Whatley also currently serves as a director of Kaneb Pipe Line Company LLC.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 2003, the Board held nine meetings and each Director attended 100% of these meetings. The majority of the Directors are "independent" as defined under the listing standards of the New York Stock Exchange (the "NYSE"). The independent directors are Messrs. Ahn, Biles, Burke, Cox, Kessler and Whatley.

     The Board does not have a policy with respect to Director attendance at the Annual Meeting of Shareholders and only the Chairman of the Board attended last year's meeting.

Audit Committee

     The Kaneb Board has an Audit Committee, which is currently comprised of Sangwoo Ahn (Chairman), Frank M. Burke and James R. Whatley. Each of the members of the Audit Committee is independent as defined under the listing standards of the NYSE and the Exchange Act, and the Board of Directors of Kaneb has determined that Mr. Burke is an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission. Messrs. Ahn and Burke each serve on the audit committee of more than two public companies other than Kaneb. The Audit Committee and the Kaneb Board have determined that Mr. Ahn's and Mr. Burke's simultaneous services on other audit committees will not impair their ability to effectively serve on the Audit Committee. The Audit Committee held four meetings during 2003 and each committee member attended all of the meetings.

     The functions of the Audit Committee include the selection, engagement and retention of the independent auditors, the planning of, and fee estimate approval for, the annual audit of the consolidated financial statements, the review of the results of the examination by the independent auditors of the consolidated financial statements, and the pre-approval of any non-audit services performed by the independent auditors and consideration of the effect of such non-audit services on the auditors' independence. The Audit Committee has the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Audit Committee operates under a written charter adopted by the Board of Directors of Kaneb, which is available on Kaneb's website at www.kaneb.com and in print upon request.

     The Audit Committee has established procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Audit Committee may do so by writing in care of Chairman of the Audit Committee, Kaneb Services LLC, 2435 North Central Expressway, Suite 700, Richardson, Texas 75080.

Compensation Committee

     The Board also a Compensation Committee comprised of Charles R. Cox, Hans Kessler and James R. Whatley (Chairman), each of whom is "independent" as defined under the listing standards of the New York Stock Exchange. The function of the Compensation Committee is to establish and review the compensation programs for the Named Executive Officers of Kaneb and its subsidiaries and to formulate, recommend and implement incentive, share option or other bonus plans or programs for the officers of Kaneb and its subsidiaries. The Compensation Committee held three meetings during 2003, which were attended by all committee members. The Compensation Committee operates under a written charter adopted by the Board of Directors, which is available on Kaneb's website at www.kaneb.com and in print upon request.

Nominating and Governance Committee

     The Board has a Nominating and Governance Committee comprised of Messrs. Ahn (Chairman), Biles, Burke, Cox, Kessler and Whatley, each of whom is "independent" as defined under the listing standards of the New York Stock Exchange and who constitute all of the non-employee Directors. The Nominating and Governance Committee held one meeting during 2003, which was attended by all committee members. The Nominating and Governance Committee considers and recommends future nominees to the Board, including nominees recommended by shareholders of the Company. Recommendations for nominees for election in 2005 must be submitted in writing by December 31, 2004, to Chairman of the Nominating and Governance Committee, Kaneb Services LLC, 2435 North Central Expressway, Suite 700, Richardson, Texas 75080. The submitted recommendations must be accompanied by a statement of qualifications of the recommended nominee, including all information relating to such person as is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act, and a letter from the nominee affirming that they will agree to serve as a Director of Kaneb if elected by the shareholders.

     Certain information concerning the consideration by the Nominating and Governance Committee of director candidates proposed by shareholders, specific minimum qualifications which the Nominating and Governance Committee believes must be met to recommend a nominee for Director, any specific qualities or skills that are necessary for one or more of Company's Director's to posses, and the process for identifying and evaluating nominees, including those recommended by shareholders, will be contained in the Company's Corporate Governance Guidelines, which are currently under consideration by the Board of Directors.

     The Nominating and Governance Committee also develops and recommends to the Board corporate governance guidelines for the Company and reviews, from time to time, the Company's policies and processes regarding principles of corporate governance. The charter of Kaneb's Nominating and Corporate Governance Committee is available on Kaneb's website at www.kaneb.com and in print upon request.


                         CORPORATE GOVERNANCE GUIDELINES

     Corporate governance guidelines are currently under consideration by the Board of Directors, and will address director qualification standards; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession and annual performance evaluation of the board. The Corporate Governance Guidelines will be available on the Company's website, and in print upon request, when adopted, and will be in place before the annual meeting of the shareholders.

Code of Ethics

     The Company has adopted a Code of Ethics applicable to all employees, including the principal executive officer, principal financial officer and directors of the Company. A copy of the Code of Ethics will be provided without charge by written request to Howard C. Wadsworth, Vice President, Treasurer and Secretary, Kaneb Services LLC, 2435 North Central Expressway, Suite 700, Richardson, Texas 75080. A copy of the Code of Ethics will be available on the Company's website, and in print upon request when adopted, and will be in place before the annual meeting of shareholders. The Company intends to post on the Company's website any amendments to, or waivers from, the Code of Ethics applicable to senior officers.

Executive Sessions of Non-Management Directors

     The non-management directors of Kaneb Services LLC, which are all of the Board members other than Mr. Barnes, meet at regularly scheduled executive sessions without management. Mr. Ahn serves as the presiding director at those executive sessions. Persons wishing to communicate with the non-management directors may do so by writing in care of Chairman of the Nominating and Governance Committee, Kaneb Services LLC, 2435 North Central Expressway, Suite 700, Richardson, Texas 75080.


                               EXECUTIVE OFFICERS

     The following table sets forth the names, positions with the Company and ages of the Executive Officers of the Company.

                 Name                           Position Held with Company                          Age
-------------------------------            ---------------------------------------               ---------

         John R.  Barnes                   Chairman of the Board, President                         59
                                             and Chief Executive Officer (1)

         Howard C.  Wadsworth              Vice President, Treasurer                                59
                                             and Secretary (2)

(1) Mr. Barnes was elected to his current positions with the Company upon its formation in April 2001. He has served as Chairman of the Board, President and Chief Executive Officer of Kaneb Services, Inc. and its successor, Xanser Corporation, for more than the past five years.

(2) Mr. Wadsworth was elected to his current positions with the Company upon its formation in April 2001. He has served as Vice President, Treasurer and Secretary of Kaneb Services, Inc. and its successor, Xanser Corporation, for more than the past five years.


                      BENEFICIAL OWNERSHIP OF COMMON SHARES
                       BY DIRECTORS AND EXECUTIVE OFFICERS

                                                                                  Number of Common        Percent
                                                                                 Shares Beneficially      of Out-
                                                                                      Owned at           standing
            Name                          Position Held with Company             April 23, 2004 (1)       Shares
-------------------------------     ---------------------------------------      -------------------     ---------
John R.  Barnes                     Chairman of the Board, President and                390,482 (2)          3.38%
                                    Chief Executive Officer

Sangwoo Ahn                         Director                                             92,306 (3)         *%

Murray R.  Biles                    Director                                              5,100             *%

Frank M.  Burke                     Director                                             53,125             *%

Charles R.  Cox                     Director                                             68,872 (4)         *%

Hans Kessler                        Director                                             17,144             *%

James R.  Whatley                   Director                                             59,353 (5)         *%

Howard C.  Wadsworth                Vice President, Treasurer and Secretary              44,182             *%


All Directors and Executive Officers as a group (8 persons)                             730,564             6.32%

* Less than one percent.

(1) Shares listed include those beneficially owned by the person determined in accordance with Rule 13d-3 under the Exchange Act.

(2) Includes 142,114 shares that Mr. Barnes has the right to acquire, pursuant to options or otherwise, within 60 days of April 23, 2004, and 248,368 shares for which Mr. Barnes has sole voting power.

(3) Includes 41,247 shares that Mr. Ahn has the right to acquire, pursuant to options or otherwise, within 60 days of April 23, 2004.

(4) Includes 31,227 shares that Mr. Cox has the right to acquire, pursuant to options or otherwise, within 60 days of April 23, 2004.

(5) Includes 16,700 shares that Mr. Whatley has the right to acquire, pursuant to options or otherwise, within 60 days of April 23, 2004.


                             EXECUTIVE COMPENSATION

Named Executive Officers

     The following table sets forth information concerning the annual and long-term compensation paid for services to the Company in all capacities for the fiscal years ended December 31, 2003, 2002 and 2001 to the Chief Executive Officer and the other executive officer of Kaneb Services LLC (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                              Annual Compensation (2)           Long Term Compensation
                              ---------------------   -----------------------------------------
                                                          DSUs         Options
                                                        Related to    Related to       Other
    Name and                                             Deferred      Deferred        Share          All Other
Principal Position     Year     Salary      Bonus     Compensation(3)Compensation     Options     Compensation (4)
--------------------   ----   ----------  ---------   ---------------------------   -----------   ----------------
John R.  Barnes (1)     2003  $  122,917    $ -0-            547           -0-             -0-       $   2,629
Chairman of the Board   2002     118,760      -0-          9,835          13,970           -0-           2,504
President and Chief     2001      54,637 (5)  -0-            132           -0-          300,000          1,114
Executive Officer of
the Company

Howard C.  Wadsworth(1) 2003      72,375      -0-            109           -0-             -0-           2,444
Vice President,         2002      70,282      -0-            731             855           -0-           2,504
Treasurer and           2001      27,142 (5)  -0-             22           -0-             -0-           1,012
Secretary


(1) Messrs. Barnes and Wadsworth also receive compensation for services provided to and paid for by Kaneb Pipe Line Partners, L.P., none of which is included in the foregoing table.

(2) Amounts for 2003, 2002 and 2001, respectively, exclude compensation voluntarily deferred for the purchase of Deferred Share Units ("DSUs") pursuant to the Kaneb Deferred Stock Unit Plan by Mr. Barnes ($61,250, $48,490 and $52,000) and Mr. Wadsworth ($3,750, $2,969 and $2,340) and for
     the purchase of DSUs pursuant to the Kaneb Supplement Deferred Compensation Plan by Mr. Barnes ($7,500, $7,750 and $4,476) and Mr. Wadsworth ($1,500, $1,750 and $750).

(3) Reflects DSUs from salary deferrals and those acquired in connection with the Distribution from previous enrollment in the Kaneb Services, Inc. Supplemental Deferred Compensation Plan.

(4) Includes the amount of the Company's contribution to the Savings Investment Plan (the "401(k) Plan") and the imputed value of Company-paid group term life insurance coverage exceeding $50,000.

(5) Represents salary paid by the Company from July 1, 2001 through December 31, 2001.


                  OPTIONS/SAR'S GRANTED DURING LAST FISCAL YEAR


     There were no options granted to the Named Executive Officers during 2003.


           AGGREGATED OPTION/SAR EXERCISES IN MOST RECENT FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                            Number of Unexercised          Value of Unexercised
                                                               Options Held at             In-the-Money Options
                                Shares                         Fiscal Year End              at Fiscal Year End
                              Acquired On      Value     ----------------------------   ----------------------------
       Name                    Exercise      Realized    Exercisable   Unexercisable    Exercisable   Unexercisable
---------------------       -------------    --------    -----------   -------------    -----------   -------------
Howard C.  Wadsworth             1,670       $ 10,550        1,670          5,050      $    33,128     $ 87,016


                      EQUITY COMPENSATION PLAN INFORMATION


     The following table sets forth information about the Company's equity compensation plans as of December 31, 2003. Securities to be issued as shown in the table are the result of options granted and Deferred Share Units purchased including "Keep Whole Options" granted pursuant to the Distribution.

                            Number of Securities to                                          Number of Securities
                            be Issued Upon Exercise       Weighted-Average Exercise        Remaining Available for
                            of Outstanding Options,     Price of Outstanding Options,       Future Issuance Under
    Plan Category             Warrants and Rights            Warrants and Rights          Equity Compensation Plans
----------------------    --------------------------   ------------------------------   ----------------------------
Equity Compensation
Plans Approved by
Security Holders (1)                 557,904                        $12.70                        647,826

Equity Compensation
Plans Not Approved
By Security Holders                     -                              -                             -
                                 --------------                   ---------                    -------------
Total                                557,904                        $12.70                        647,826
                                 ==============                   =========                    =============

(1) All shares utilized for equity compensation are issued under the Kaneb Services LLC 2001 Incentive Plan, including those Keep-Whole Options related to Kaneb Services, Inc. options granted up to ten years prior to the Distribution.


             KEEP-WHOLE OPTIONS GRANTED PURSUANT TO THE DISTRIBUTION

     In order to preserve the value of options which were outstanding prior to the Distribution, the Company issued options to purchase shares of its Common Shares to all holders of Kaneb Services, Inc. common stock options. No value was created by the grants below, and the same intrinsic value of options held was maintained for each holder as at the time of the Distribution. At the Distribution date, the exercise price for each option to purchase shares of Kaneb Services, Inc. common stock was reduced to an amount equal to the result of (1) the fair market value of a share of Kaneb Services, Inc.'s common stock on the ex-dividend date multiplied by (2) a fraction, the numerator of which was the original exercise price for the option and the denominator of which was the fair market value of a share of Kaneb Services, Inc.'s common stock on the last trading date prior to the ex-dividend date. The number of shares subject to the Kaneb Services, Inc. stock option was not changed as a result of the Distribution. With regard to options issued for shares of the Company, the exercise price applicable was that price that created the same ratio of exercise price to market price as in the adjusted exercise price applicable to the holders of Kaneb Services, Inc. options. The number of Common Shares subject to options issued by the Company was such number necessary to produce an intrinsic value (determined as of the ex-dividend date) that, when added to the intrinsic value of the adjusted Kaneb Services, Inc. option (determined as of the ex-dividend date), equaled the pre-distribution intrinsic value of the Kaneb Services, Inc. option, if any, (determined as of the last trading date prior to the ex-dividend date). However options to purchase fractional Common Shares of the Company were not granted. The fair market values of shares of Kaneb Services, Inc.'s common stock and the Company's Common Shares were based upon the closing sales price of the stock on the last trading date prior to the ex-distribution date and the opening sales price of the shares on the ex-distribution date.


                          DESCRIPTION OF OTHER PROGRAMS

Deferred Share Unit Plans

     In 1996, Kaneb Services, Inc., now Xanser, implemented a share-based deferred compensation plan ("Deferred Stock Unit Plan" or "DSU Plan") whereby officers, directors and key executives were permitted to defer compensation on a pretax basis in return for common stock of Kaneb Services, Inc. at a predetermined date after the end of the compensation deferral period. In connection with the Distribution, the Company agreed to issue Deferred Share Units ("DSUs") equivalent in price to the Company's Common Shares at that time. For every three Kaneb Services, Inc. DSUs held, the Company issued one DSU, such that the intrinsic value of each holder's deferred compensation account remained unchanged as a result of the Distribution. In addition, upon the payment date of any distribution on the Company's Common Shares, the Company agreed to credit each deferred account with the equivalent value of the distribution. Upon the scheduled payment of the deferred accounts, the Company agreed to issue one common share for each DSU relative to Company DSUs previously issued and to pay the equivalent of the accumulated deferred distributions to the previously deferred account holder. All other terms of the DSU Plan remained unchanged. Similarly, Kaneb Services, Inc. agreed to issue to employees of the Company who hold DSUs the number of shares of Kaneb Services, Inc. common shares subject to the Kaneb Services, Inc. DSUs held by those employees. In March 2002, the Company implemented its own Deferred Share Unit Plan with substantially similar terms as the prior Kaneb Services, Inc. plan for its officers and key employees. At December 31, 2003, approximately 183,704 Common Shares of the Company are issuable under the prior Kaneb Services, Inc. plan and the Company's current plan.


          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for recommending the types and levels of compensation for Named Executive Officers of the Company. The Committee is comprised of three independent, non-employee Directors. Following thorough review and approval by the Committee, decisions relating to executive compensation are reported to and approved by the full Board of Directors. The Committee has directed the preparation of this report and has approved its contents and its submission to the shareholders. As provided by the rules of the SEC, this report is not deemed to be filed with the SEC nor incorporated by reference into any prior or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     In the Committee's opinion, levels of executive compensation should generally be based upon the performance of the Company, the contributions of individual officers to such performance and the comparability to persons with similar responsibilities in business enterprises similar in size or nature to the Company. The Committee believes that compensation plans should align executive compensation with returns to shareholders, giving due consideration to the achievement of both long-term and short-term objectives. The Committee believes that such compensation policies and practices have allowed the Company to attract, retain and motivate its key executives.

     The compensation of the Company's Named Executive Officers consists primarily of base salaries and the opportunity to participate in certain shareholder approved share plans, which are the 2001 Incentive Plan, the Company's Deferred Stock Unit and Supplemental Deferred Compensation Agreements. The value of these compensation arrangements directly relates to the future performance of the Company's Common Shares. The Committee continues to believe that the utilization of incentive programs that are linked to the performance of the Company's Common Shares closely aligns the interests of the executive with those of the Company's shareholders.

     The base salaries of the Company's Named Executive Officers, including the Chief Executive Officer, are based upon a subjective assessment of each individual's performance, experience and other factors which are believed to be relevant in comparison with compensation data contained in published and recognized surveys. The Committee believes that these salary levels are appropriate to ensure that the Company's Named Executive Officers' compensation remains close to the median level of most of the comparative compensation data.

     Eligibility for participation in the various Company plans and the awards granted under the 2001 Incentive Plan were determined after the Committee had thoroughly reviewed and taken into consideration the respective relative accountability, anticipated performance requirements and contributions to the Company by the prospective participants, including the Named Executive Officers. All outstanding share options that have been granted pursuant to these plans and programs were granted at prices not less than 100% of the fair market value of the Company's Common Shares on the dates such options were granted, taking into consideration the effect of the Distribution on previous option grants. The Committee believes that share options, deferred share units and share grants are a desirable form of long-term compensation that allow the Company to recruit and retain senior executive talent and closely connect the interests of management with shareholder value.

                                    Compensation Committee

                                    James R.  Whatley, Chairman
                                    Charles R.  Cox
                                    Hans Kessler


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The  Audit  Committee  of the  Board of  Directors  of the  Company,  which operates under a written charter adopted by the entire Board, serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal control, audit process and process for monitoring compliance with laws and regulations and the Company's standards of business conduct. The Company's management has primary responsibility for preparing the Company's financial statements and for the Company's internal controls and the financial reporting process. The Company's independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles in the United States.

     In this context, the Audit Committee hereby reports as follows:

     1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

     2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380 - Communication With Audit Committees), as amended.

     3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountants that firm's independence.

     4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

     Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.

                                    Audit Committee

                                    Sangwoo Ahn, Chairman
                                    Frank M.  Burke
                                    James R.  Whatley

     TERMINATION AGREEMENTS In order to attract and retain qualified employees, the Company has periodically entered into termination agreements with key employees of the Company and its subsidiaries which provide that the Company will pay certain amounts into an escrow account if a third party takes certain steps which could result in a change-of-control. Under the agreements, a "change-of-control" occurs if, under certain specified circumstances: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Company having 20% or more of the total number of votes that may be cast for the election of Directors of the Company; (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, restructuring or proceeding under the bankruptcy laws, sale of assets or contested election, or any combination of the foregoing transactions, the persons (or any combination thereof) who are Directors of the Company before the transaction cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; or
(iii) as a consequence of a tender or exchange offer or a proxy contest of third party consent solicitation, a majority of the fair market value of the assets of the Company are distributed to the Company's securities holders. If a change-of-control occurs and, among other things, the employment of the employee terminates, voluntarily or involuntarily, for any reason, the escrowed sum will be paid to the employee. Messrs. Barnes, Wadsworth and one subsidiary company employee have termination agreements which provide that, in the event that their employment is terminated as a consequence of a change-of-control, the Company will pay each individual an amount equal to 299% of their average annual base salary for the five years prior to the change-of-control. Additionally, one subsidiary company employee has a termination agreement which provides that, in the event that their employment is terminated as a consequence of a change-of-control, the Company will pay such individual an amount equal to 100% of their average annual base salary for the five years prior to the change-of-control. If such a change-of-control of the Company were to occur at April 23, 2004, an aggregate of $2,531,965 would be payable to these individuals.


                                 DIRECTORS' FEES

     During 2003, each non-employee member of the Company's Board of Directors was paid a retainer of $22,500. In addition, each member of the Board's Audit Committee, comprised of Sangwoo Ahn (Chairman), Frank M. Burke and James R. Whatley, received attendance fees of $4,000 for 2003 ($1,000 per meeting for four meetings held during 2003.)

     In September 2001, the Company issued an aggregate of 30,000 restricted Common Shares to the outside Directors of the Company. All of such shares vest or become transferable in one-third increments on each anniversary date after issuance. In conjunction with the issuance of the restricted shares, the Company recognized a total expense of $0.1 million in 2001, $0.2 million in 2002 and $0.1 million in 2003.


                                PERFORMANCE GRAPH

     The following graph compares, for the period from June 29, 2001 to December 31, 2003, the cumulative total shareholder return on the Common Shares of the Company with the New York Stock Exchange ("NYSE") Market Index and an industry-based index prepared by Media General Financial Services, Inc. The industry-based index is comprised of companies that share the same classification as the Company and which consists of companies that provide similar services. The graph assumes an initial investment of $100 and the reinvestment of all distributions.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 6/29/01   12/31/01    6/30/02   12/31/02    6/30/03   12/31/03
                                --------   ---------  --------   --------   --------   --------
KANEB SERVICES LLC              $ 100.00   $135.76     $143.91    $137.76    $227.92    $256.86
INDUSTRY BASED INDEX              100.00    113.57      103.73     111.70     135.86     158.56
NYSE MARKET INDEX                 100.00     95.46       87.58      79.26      88.72     102.62


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, among others, to file reports of ownership and changes of ownership in the Company's equity securities with the SEC and the NYSE. Such persons are also required by related regulations to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it or written representation that no other reports were required, the Company believes that, during the year ended December 31, 2003, its officers and directors have complied with all applicable filing requirements under Section 16(a).


                         INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP, the Company's independent auditors for the calendar year 2003, has advised the Company that it will have in attendance at the Annual Meeting of Shareholders a representative who will respond to appropriate questions presented at such meeting regarding the Company's financial results and condition at the close of its most recent fiscal year. Representatives of the firm will be afforded an opportunity to make statements if they wish to do so.

     The following table sets forth the aggregate fees billed for professional services rendered by KPMG LLP for each of the Company's last two fiscal years:

                                                                               Year Ended December 31,
                                                                           -------------------------------
                                                                                2003             2002
                                                                           -------------     -------------
         Audit (1)                                                         $     512,000     $     562,000
         Audit-related Fees                                                         -                -
         Tax Fees (2)                                                             83,000            15,000
         All Other Fees                                                             -                -
                                                                           -------------     -------------
                                                                           $     595,000     $     577,000
                                                                           =============     =============

     (1) Fees for the audit of the Company's annual financial statements, review of financial statements included in the Company's Quarterly Reports on Form 10-Q, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for the fiscal year shown. Less than 50 percent of the hours expended on KPMG LLP's engagement to audit the Company's financial statements for 2003 were attributed to work performed by persons other than KPMG LLP's full-time, permanent employees.

     (2) Fees for professional services rendered by KPMG LLP for income tax return review, income tax consultation and other income tax compliance work. 2003 amount includes services performed in connection with acquisitions made in foreign countries.

     The Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Since May 6, 2003, the effective date of the SEC rules requiring pre-approval of audit and non-audit services, 100% of the services identified in the preceding table were approved by the Audit Committee.

     The Audit Committee of the Board of Directors of the Company considered whether the provision of services other than audit services for 2003 were compatible with maintaining the principal accountants' independence. The Audit Committee of the Board of Directors has not yet met to select the principal accountants to audit the accounts of the Company for the calendar year ending December 31, 2004.


                                  OTHER MATTERS

     At the date of this Proxy Statement, the management of the Company does not know of any business to be presented by it at the meeting, other than as set forth in the Notice accompanying this Proxy Statement. If any other matters properly come before the meeting, persons named in the accompanying form of proxy intend to vote their proxies in accordance with their best judgment on such matters. A copy of the Company's 2003 Annual Report is being mailed, concurrently with the mailing of this Proxy Statement, to shareholders who have not previously received a copy of the Annual Report.

     The cost of preparing and mailing the proxy, Notice and Proxy Statement will be paid by the Company. In addition to mailing copies of this material to all shareholders of the Company, the Company has retained D.F. King & Co. to request banks and brokers to forward copies of such material to persons for whom they hold the Company shares and to request authority for execution of the proxies. The Company will pay D.F. King & Co. a fee of $4,500, excluding expenses, and will reimburse banks and brokers for their reasonable, out-of-pocket expenses incurred in connection with the distribution of proxy materials.


                        PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposals of holders of the Company's Common Shares intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2005 must be received by the Company, addressed to Howard C. Wadsworth, Vice President, Treasurer and Secretary, Kaneb Services LLC, 2435 North Central Expressway, Suite 700 Richardson, Texas 75080, no later than December 31, 2004 to be included in the Proxy Statement and form of proxy relating to that meeting. Additionally, proxies for the Company's Annual Meeting of Shareholders to be held in the year 2005 may confer discretionary power to vote on any matter that may come before the meeting unless, with respect to a particular matter,
(i) the Company received written notice, addressed to Howard C. Wadsworth, Vice President, Treasurer and Secretary, Kaneb Services LLC, 2435 North Central Expressway, Suite 700 Richardson, Texas 75080, not later than December 31, 2004, that the matter will be presented at such annual meeting and (ii) the Company fails to include in its proxy statement for the 2005 annual meeting advice on the nature of the matter and how the Company intends to exercise its discretion to vote on the matter.

                                    By Order of the Board of Directors


                                    John R. Barnes
                                    Chairman of the Board, President
                                    and Chief Executive Officer
                                    Dated: April 23, 2004

                                   APPENDIX A

                               KANEB SERVICES LLC
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


Purpose

The Audit Committee's Primary function is to assist the board in fulfilling its oversight responsibilities by obtaining, to the extent it considers necessary and appropriate, an understanding of the financial information provided to the shareholders and others, the financial reporting process, the systems of disclosure controls (controls which provide "reasonable assurance" that the Company is able to collect, process and disclose the required information, both financial and non-financial, in its reports), internal controls which Management and the Board of Directors have established, the performance of the Company's internal audit function and independent auditors, and the Company's compliance with ethics policies and legal and regulatory requirements. In doing so the Audit Committee will have open communication with the Board of Directors, Management, internal audit and the independent accountants.

The Audit Committee has the responsibilities and powers set forth in this Charter. It is not the duty of the Audit Committee to provide expert or special assurances, to plan or conduct audits, or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

The Committee, in carrying out its responsibilities, should have policies that remain flexible in order to react to changing conditions and circumstances. The Committee may form and delegate authority to the Chair of the Committee and /or a subcommittee when appropriate. All actions taken pursuant to a delegation of authority under the preceding sentence shall be presented to the full Committee at its next regularly scheduled meeting for review and ratification. The following duties and responsibilities are set forth as a guide with the understanding that the committee may supplement them as appropriate.

Organization

o The Audit Committee shall be appointed by the Board of Directors. o The Audit Committee shall consist of at least three members.

o Only independent directors may be members of the Audit Committee. An independent director is a director who meets the independence and experience requirements of the New York Stock Exchange and/or the Securities and Exchange Commission.

o The Board of Directors must review and approve simultaneous service on multiple audit committees.

o    Compensation shall be limited to director's fees and committee fees.

o All committee members shall be financially literate as determined by the Board of Directors. At least one member of the Committee shall be an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange.

o The Board shall appoint one of the members of the Audit Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee and to provide the Committee with a written agenda.

In meeting its responsibilities, the Committee shall, to the extent it considers necessary and appropriate:


General

o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

o Receive corporate attorney's reports of any evidence of a material violation of securities laws or breaches of fiduciary duty.

o Prepare, or cause to be prepared, its report to be included in the Company's annual proxy statement, as required by SEC regulations.

o Conduct an evaluation of its performance at least annually to determine whether it is functioning effectively.

o Conduct or authorize investigations as it deems necessary into any matters within the Committee's scope of responsibilities. The Committee shall have unrestricted access to all members of management and other personnel and all relevant information including full access to all books, records and facilities. The Committee may retain independent counsel, accountants or others as it deems necessary to assist it in the conduct of any investigation.

o Meet at least four times per year or more frequently as circumstances require.

o Report Committee actions to the Board of Directors with recommendations, as the Committee may deem appropriate.

o    Review annually and update the Committee's formal charter.

o Provide sufficient opportunity to meet with the independent accountants, the internal auditors and Management in separate sessions to discuss any matters that the Committee believes should be discussed privately with the Audit Committee.

o Provide for inclusion, as applicable, in the Company's proxy statement or other SEC filings of any report from the audit committee required by applicable laws and regulations and stating among other things whether the audit committee has:

     o    Discussed the audited financial statements with management.

     o Discussed with the independent auditors the matters required to be discussed by SAS 60 and SAS 61.

     o Received regular reports from the independent auditor on all of the critical accounting policies and practices to be used, and all alternative treatments of financial information within Generally Accepted Accounting Principles that have been discussed with management officials of the issuer, ramifications of the alternative use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm and other material written communications between the registered public accounting firm and the management of the issuer such as any management letter or schedule of unadjusted differences.

     o    Received   disclosures  from  the  auditors  regarding  the  auditors'
          independence as required by Independence Standards Board Standard No. 1 and discussed with the auditors their independence.

     o Recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

Internal Controls and Risk Assessment

o Discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls.

o Discuss with management, the internal auditors and the independent auditors the Company's policies and procedures to assess, monitor and manage significant risks or exposures and the steps Management has taken to monitor and control such risks, including business risk and legal and ethical compliance programs such as the Company's Code of Ethics.

o Discuss with management, the internal audit function and the independent accountants:

     o The effectiveness of or weaknesses in the Company's disclosure and internal controls including the status and adequacy of information systems and security.

     o Any related significant findings and recommendations of the independent accountants and the internal auditors together with management's responses including the timetable for implementation of recommendations to correct weaknesses in the disclosure and internal controls.

Internal Audit

o The Company's Director of Internal Audit shall report directly to the Audit Committee of the Board of Directors who will evaluate the audit scope and role of internal audit including staffing and compensation as well as the internal process for evaluating risk and establishing the internal audit plan.

o    Consider and discuss with management:

o Significant findings and Management's response including the timetable for implementation to correct weaknesses. o Any difficulties encountered in the course of their audit such as restrictions on the scope of their work or access to information.

o Any changes required in the planned scope of their audit plan. o The internal audit budget.

Compliance with Laws and Regulations

o Discuss the Company's process for determining and disclosing risks and exposure from asserted and unasserted litigation, claims from noncompliance with laws and regulations and any other matters that may have a material impact on Company operations and the financial statements.

o Discuss with the Company's counsel and others any legal, tax, or regulatory matters that may have a material impact on Company operations and the financial statements.

o    Discuss  with   Management,   the  internal   auditors  and  the  Company's
     independent public accountants the status and adequacy of management information systems including the significant risks and major controls over such risks.

Financial Reporting

o Discuss with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Quarterly Report on Form 10-Q and Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K), including their judgment of the quality, not just the acceptability, of critical accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

o Discuss with Management and the independent accountants at the completion of the annual examination and quarterly reviews: o The Company's earnings press releases, including the use of "pro-forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

     o Discuss with management and the independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

     o    The Company's annual financial statements and related footnotes.

     o The independent accountants' audit of the financial statements and their report.

     o Any significant changes required in the independent accountant's audit plan.

     o Any difficulties or disputes with Management encountered during the audit.

     o    The quality of the Company's accounting principles.

     o Other matters related to conduct, which should be communicated to the Committee under generally accepted auditing standards.

     o    The adequacy of internal controls and disclosure controls.

External Auditor

o Be directly and solely responsible for the appointment and termination, compensation and oversight of the work of the independent auditors, including the resolution of issues between management and the auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.

o    At least annually, obtain a report by the independent auditors describing:

     o    The firm's internal quality control procedures

     o Any material issues resulting from the most recent internal quality control or peer review of the firm, or by any inquiry or investigation into any independent audit performed by the firm by governmental or professional authorities within the preceding five years along with any steps taken to deal with any such issues.

     o All relationships between the independent auditor and the Company for the purpose of assessing the auditor's independence.

o Discuss the external auditor's process for identifying and responding to key audit, disclosure and internal control risks.

o Set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and Stock Exchange listing standards.

o Receive and discuss with the independent accountant periodic information regarding the firm's independence and, if deemed necessary by the Audit Committee, recommend that the Board take appropriate actions to satisfy itself of the independent accountants' independence.

o Instruct the independent accountants to communicate directly to the Audit Committee any serious difficulties or issues with Management. The independent accountant is ultimately responsible to the Audit Committee of the Company.

o Discuss the qualifications, performance and independence of the independent auditors, including all relationships between the independent auditors and the Company, considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditors. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

o    Consider   annually  whether,   in  order  to  assure  continuing   auditor
     independence, it is appropriate to adopt a policy of rotating the lead audit partner and the independent auditing firm.

o Discuss with the independent auditor issues on which they consulted with the national office.

Compliance with Codes of Ethical Conduct

After reviewing the annual report of management, the Company's Director of Internal Audit and the independent auditors, the Audit Committee will discuss with management assurances that the Company and its subsidiary / foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of Business and Ethics.

The Committee recognizes that financial management (including the internal audit staff), as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members. Accordingly, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurances as to the Company's financial statements or any professional certification as to the independent auditor's work.